OEM / REMARKETING AGREEMENT

     This Remarketing Agreement ("Agreement") is made this November 15, 1996, by and between ArcSoft, Inc. ("OEM"), having principal place of business at 4015 Clipper Court, Fremont, CA 94538 and AltaVista, Inc.("Company"), having its principal place of business at 50 Curtner Avenue, Suite 2, Campbell CA 95008 and

                                    RECITALS

     Whereas, AttaVista manufactures computer software that consists of PHOTOEXPRESS ("Software"). Whereas, ArcSoft, Inc. desires to package AltaVista's computer software along with other software and computer equipment (the "OEM Package") and market the OEM Package to consumers.

     Now, therefore, in consideration of the foregoing premises and the mutual covenants in this Agreement, the parties agree as follows:

1.    GRANT  OF  LICENSE

1.1 SOFTWARE. AltaVista hereby grants to ArcSoft a non-exclusive license to copy and distribute the Software when included as object code in conjunction to Photolmpression and/or PhotoStudio, to end-users worldwide.

2. ROYALTY. ArcSoft hereby agrees to pay AltaVista a royalty for each Software transferred or distributed by ArcSoft. The parties agree upon the following royalty payment structure: $1.50US/unit of licensed PHOTOEXPRESS. Royalty payments shall be made quarterly as they are shipped. ArcSoft shall allow AltaVista the right to examine its books and records relating to the transfer or distribution of PHOTOEXPRESS upon written request of AltaVista and at reasonable times.

3. PAYMENT. ArcSoft shall make an initial payment of $5,000 upon delivery of the Golden Master to be applied against the initial 3,333 unit order. Any additional Royalties shall be paid 30 days following the quarter ArcSoft ships the 3,334th unit. ArcSoft shall make payment to AltaVista for all Software purchased under this Agreement net thirty (30) days from the end of each quarterly shipping report.

3.1 EXPENSES. AltaVista is under no obligation or requirement to reimburse the ArcSoft for any expenses relating to the development, marketing or sale of the ArcSoft Packages. Any costs and expenses incurred by ArcSoft shall be the sole responsibility of ArcSoft. Any costs and expenses incurred by AltaVista relating to Gold Master CD's, web services, and/or tech support shall remain that of AltaVista.

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3.   1.1  Should AltaVista cause any event which is considered a material breach of its obligations under this Agreement which causes ArcSoft undue harm, financial or otherwise, AltaVista then becomes fully responsible for all reparations caused by such actions.

4.    TECHNICAL  SUPPORT

4.1 ALTAVISTA SUPPORT. AltaVista shall provide initial technical support and training to the ArcSoft's technical personnel relating to PhotoExpress.

4.2 ALTAVISTA SUPPORT TO END USERS. AltaVista shall provide technical support to the end users for PhotoExpress should basic technical support issues go beyond the training or resources of ArcSoft's technical support staff.

5.    ALTAVISTA  LIMITED  WARRANTIES

5.1 SOFTWARE WARRANTY. AltaVista warrants that the computer equipment delivered under this Agreement will be free from defect in materials and workmanship under normal use and service. ArcSoft, Inc. may pass this warranty on to end users.

5.2 SOLE WARRANTY. ArcSoft acknowledges and agrees that the provisions of this Section 5 warranty constitute the sole and exclusive remedy available to it regarding defective products. Except for the express warranties provided in this section, all warranties, whether express our implied, all guaranties and all representations as to performance, including all warranties that, but for this provision, might arise from the course of dealing or custom of trade and including all implied warranties of merchantability or fitness for a particular purpose, with respect to the computer equipment and software furnished by AltaVista are hereby expressly excluded and disclaimed by AltaVista.

     The exclusive remedy of ArcSoft and any end user for breach of the foregoing warranties shall be to seek repair or replacement of the affected Software at the expense of AltaVista.

6.    INDEMNIFICATION

6.1 BY ALTAVISTA. AltaVista hereby indemnities and holds harmless ArcSoft from and against any claims, actions, or demands alleging that the computer equipment or Programs infringe any patent, trademark, copyright, or other intellectual property right of any third party. ArcSoft shall permit AltaVista to replace or modify any affected computer equipment or software so to avoid infringement, or to procure the right for ArcSoft to continue use and remarketing or such items. If neither or such alternatives is reasonably possible, the infringing items shall be returned to AltaVista and AltaVista's sole liability shall be to refund amounts paid, by ArcSoft. AltaVista shall have no

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obligation  for  or  with  respect  of  claims,  actions,  or  demands  alleging infringement that arise by reason of combination of non-infringing items with any items not supplied by AltaVista.

6.3 NOTICE REQUIREMENT. The foregoing indemnities are conditioned on prompt written notice of any claim, action, or demand for which indemnity is claimed; complete control of the defense and settlement by the indemnifying party; and cooperation of the other party in such defense.

7.    TERMINATION

7.1   TERMINATION.  This  Agreement  may  be  terminated  as  follows:

7.1.1 Should either party commit a material breach of its obligations under this Agreement, or should any of the representations of either party in this Agreement prove to be untrue in any material respect, the other party may, at its option, terminate this Agreement, by 120 days' written notice of termination, that notice shall identify and describe the basis for such termination. If, prior to expiration of such period, the defaulting party cures such default, termination shall not take place.

7.1.2 Either party may, at its option and without notice, terminate this Agreement, effective immediately, should the other party (1) admit in writing its inability to pay its debts generally as they become due; (2) make a general assignment for the benefit of creditors-, (3) institute proceedings to be adjudicated a voluntary bankrupt, or consent of the filing of a petition of bankruptcy against it; (4) be adjudicated by a court of competent jurisdiction as being bankrupt or insolvent; (5) seek reorganization under any bankruptcy act, or consent to the filing or a petition seeking such reorganization, or (6) have a decree entered against it by a court of competent jurisdiction appoint a receiver, liquidator, trustee, or assignee in bankruptcy or in insolvency covering all or substantially all of such party's property or providing for the liquidation of such party's property or business affairs.

7.1.3 Termination of this Agreement shall not relieve either party of the obligations incurred under this Agreement, except that Section 8.5 shall survive termination.

7.1.4 On termination of this Agreement, no additional computer equipment or software shall be shipped to ArcSoft unless AltaVista is the breaching party. Otherwise, ArcSoft shall, at AltaVista's option, (1) return to AltaVista all computer equipment purchased by and delivered to ArcSoft, including all copies, whereupon AltaVista shall refund amounts paid with respect thereto by ArcSoft; or (2) dispose of any remaining OEM Packages embodying the computer equipment and programs obtained from AltaVista in accordance with the requirements of this Agreement.

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8.    GENERAL  PROVISIONS

8.1 ASSIGNMENT. Except as set forth in this Agreement, neither this Agreement nor any rights within it, in whole or in part, shall be assignable or otherwise transferable by either party without the express written consent of the other party; any such attempt by either party to assign any of its rights or delegate any of its duties without the prior written consent of the other party shall be null and void. Subject to the above, this Agreement shall be binding upon and inure the benefit of the successors and assigns of the parties hereto.

8.2 WAIVER, AMENDMENT, MODIFICATION. No waiver, amendment or modification, including by custom, usage of trade, or course of dealing, of any provision of this Agreement will be effective unless in writing and signed by the party against whom such waiver, amendment or modification is sought to be enforced. No waiver by any party of any default in performance on the part of the other party under this Agreement or of any breach or series of breaches by the other party of any of the terms or conditions of this Agreement shall constitute a waiver of any subsequent default in performance under this Agreement or any subsequent breach of any terms or conditions within. Performance of any obligation required of a party under this Agreement may be waived only by a written waiver signed by a duly authorized officer of the other party, that waiver shall be effective only with respect to the specific obligation described therein.

8.3 FORCE MAJEURE. Neither party will be deemed in default of this Agreement of the extent that performance of its obligations, or attempts to cure any breach, are delayed or prevented by reason of circumstance beyond its reasonable control, including without limitation fire, natural disaster, earthquake, accident or other acts of God ("Force Majeure"), provided that the party seeking to delay its performance gives the other written notice of any such Force Majeure within 15 days after the discovery, and further provided that such party uses its good faith efforts to cure the Force Majeure. This Article shall not be applicable to any payment obligations of either party.

8.4 PROPRIETARY INFORMATION. Each party acknowledges that it may be furnished with or may otherwise receive or have access to information or material that relates to past, present or future products, software (including source code and object code), research development, inventions, processes, techniques, designs or technical information and data, and marketing plans. (The "Proprietary Information"). Each party agrees to preserve and protect the confidentiality of the Proprietary Information and all physical forms, whether disclosed to the other party before this Agreement is signed or afterward. In addition, a party shall not disclose or disseminate the Proprietary Information for its own benefit or for the benefit or any third party unless otherwise provided in this Agreement. The foregoing obligations do not apply to any information that (1) is publicly known; (2) is given to a party by someone else who is not obligated to maintain confidentiality; or (3) a party had already developed prior to the day this

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Agreement  is  signed,  as  evidenced  by  documents  unless, otherwise provided herein. Neither party shall take our cause to be taken any physical forms of Proprietary Information (nor make copies of same) without the other party's written permission. Within three (3) days after the termination of this Agreement (or any other time at the other party's request), a party shall return to the other party all copies of Proprietary Information in tangible form. Despite any other provisions of this Agreement, the requirements of this section shall survive termination of this Agreement.

8.5 INDEPENDENT CONTRACTOR. Nothing contained in this Agreement will be deemed to place the parties in the relationship of employer/employee, partners, or joint venturers. Neither party shall have any right to obligate or bind the other in any manner. Each party agrees and acknowledges that it shall not hold itself out as an authorized agent with the power to bind the other party in any manner. Each party will be responsible for any withholding taxes, payroll taxes, disability insurance payments, unemployment taxes, and other similar taxes or charges with respect to its activities in relation to performance of its obligations under this Agreement.

8.6   CUMULATIVE  RIGHTS.  Any  specific  right  or  remedy  provided  in  this
Agreement  shall     not  be  exclusive,  but shall be cumulative upon all other
rights and remedies set forth     in this Agreement and allowed under applicable
law.

8.7 GOVERNING LAW. This Agreement shall be governed by the laws of the State of California applicable to Agreements made and fully performed in California by California residents.

8.8 ENTIRE AGREEMENT. The parties acknowledge that this Agreement expresses their entire understanding and Agreement, and that there have been no warranties, representations, covenants or understandings made by either party to the other except such as are expressly set forth in this Agreement. The parties further acknowledge that this Agreement or contracts, whether written or oral, entered into between ArcSoft, Inc. and AltaVista with respect to the matters expressly set forth in this Agreement.

8.9 COUNTERPARTS. This Agreement may be executed in multiple counterparts, any of which will be deemed an original, but all of which shall constitute one and the same instrument.

8.10 ATTORNEY FEES. In the event that either party is required to retain the services of any attorney to enforce or otherwise litigate or defend any matter or claim arising out of or in connection with this Agreement, the prevailing party shall be entitled to recover from the other party, in addition to any other relief awarded or granted, its reasonable costs and expenses (including attorneys' fees) incurred in the proceeding.

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8.11  COMPLIANCE  WITH  LAW.  Both  parties  agree to comply with all applicable federal,  state,  and  local  laws  and  regulations in performing their duties.

8.12 RECORDS. ArcSoft, Inc. shall maintain for at least 1 year from the date of creation all records, contracts, and accounts relating to PHOTOEXPRESS production and distribution), and shall permit examination by authorized representatives of AltaVista at all reasonable times and at the latter's expense in order that it may verify compliance of this Agreement.

8.13 SEVERABILITY. In the event that any provision of this Agreement is found invalid or unenforceable pursuant to judicial decree or decision, the remainder shall remain valid and enforceable according to its terms. Without limiting the foregoing, it is expressly understood and agreed that each and every provision of this Agreement that provides for a limitation of liability, disclaimer of warranties, or exclusion of damages is intended by the parties to be severable and independent of any other provision and to be enforced as such. Further, it is expressly understood and agreed that in the event any remedy in this Agreement is determined to have failed of its essential purpose, all other limitations of liability and exclusion of damages set forth herein shall remain in full force and effect.

8.14 NOTICES. All notices, demands or consents required or permitted in this Agreement shall be in writing and shall be delivered or mailed certified return receipt requested to the respective parties at the addresses stated above or at any other address the party shall specify to the other party in writing. Any notice required or permitted to be given by the provisions of this Agreement shall be conclusively deemed to have been received on the day it is delivered to that party by U.S. Mail with Acknowledgment of Receipt or by any commercial courier providing equivalent acknowledgment of receipt.

9.1 DEVELOPMENT. Any development which ArcSoft supports specifically for the advancement of the PHOTOEXPRESS product shall remain an exclusive element within PHOTOEXPRESS and shall not become available to other AltaVista customers without the express written consent of ArcSoft. ArcSoft will notify AltaVista of this exclusivity via written memorandum.

10.1 FREE GOODS. AltaVista hereby authorizes ArcSoft to freely produce and distribute no more than 1,000 units of PHOTOEXPRESS for marketing and internal/external testing purposes.

     Captions and section headings used in this Agreement are for convenience only and are not a part of this Agreement and shall not be used in construing it.

We have carefully reviewed this contact and agree to and accept its terms and conditions.
We  are  executing  this  Agreement  as of the day and year first above written.

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First                                      Second  Party

By                                         By

TITLE

Date

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                                    Exhibit A


     AltaVista  Software     DESCRIPTION        Initial  Unit  Price
     PhotoExpress            Multimedia/Web     $1.50/unit

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